SUPPLEMENT TO THE
FIDELITY SELECT
PORTFOLIOS(registered trademark)
PROSPECTUS
DATED APRIL 29, 1995
       SHAREHOLDER MEETING.    On April 17, 1996, a meeting of the
shareholders of Fidelity Select American Gold Portfolio and Fidelity Select Precious Metals and Minerals Portfolio will be held to approve modifications to certain fundamental investment policies including a proposal to permit American Gold Portfolio to invest up to 20% of its assets in precious metals other than gold.
For more detailed information concerning the proposals under consideration, please contact Fidelity at 1-800-544-8888 to request a free copy of the proxy statement.
Effective February 1, 1996, the following information replaces that found in the section entitled "FMR and Its Affiliates," beginning on page P-34. Katherine Collins is manager of Leisure, which she has managed since February 1996. Previously, she managed Construction and Housing. She joined Fidelity as an equity analyst in 1990.
Stephen DuFour is manger of Transportation, which he has managed since December 1994. Previously, he managed Multimedia. Mr. DuFour joined Fidelity as an equity analyst in 1992, after receiving an M.B.A. from the University of Chicago.
John Porter is manager of Multimedia, which he has managed since February 1996. He joined Fidelity as an equity analyst in 1995, after receiving an M.B.A. from the University of Chicago. He also was a research intern at Fidelity during the summer of 1994. Previously, Mr. Porter was a product engineer for Ford Motor Company.
Lawrence Rakers is manager of American Gold and Paper and Forest Products, which he has managed since July 1995 and February 1996, respectively. He joined Fidelity as a research analyst in 1993. Previously, Mr. Rakers was a project engineer for Loral Corporation from 1986 to 1993, and he received an MBA from Northeastern University in 1993.
Effective January 3, 1996, the following information replaces that found in the section entitled "FMR and Its Affiliates," beginning on page P-34. Robert Ewing has been portfolio manager of Environmental Services since January 1996. Previously, he was an equity analyst following several different industries. Mr. Ewing joined Fidelity in 1990.
Remy Trafelet has been portfolio manager of Regional Banks since January 1996. Previously, he was an equity analyst following the regional banks and international oil industries. Mr. Trafelet joined Fidelity as a research associate in 1992, after receiving a B.A. from Dartmouth College.
Effective December 28, 1995, the following information replaces that found in the section entitled "FMR and Its Affiliates," beginning on page P-34. Louis Salemy has been portfolio manager of Brokerage and Investment Management since December 1995 and Financial Services since December 1994. Previously, he managed Industrial Materials, Medical Delivery, and Regional Banks. Mr. Salemy joined Fidelity in 1992 as a research analyst covering the health care and metals industries. Before joining Fidelity, Mr. Salemy was a security analyst for Loomis, Sayles and Company.
Effective July 31, 1995, the following information replaces that found in the section entitled "FMR and Its Affiliates," beginning on page P-34.
John Avery has been portfolio manager of Chemicals since July 1995. He joined Fidelity in January 1995. Previously, Mr. Avery was a domestic analyst at Putnam Investments from 1993 to December 1994, and he was an investment banking associate for Alex Brown & Sons from 1986 to 1991. He received an MBA from the Wharton School at the University of Pennsylvania in 1993.
David Felman has been portfolio manager of Telecommunications since April 1994 and has been assisting on Magellan since January 1995. Previously, he managed Chemicals. Mr. Felman joined Fidelity as a research analyst in June 1993 after receiving his M.A. from Harvard University. He received his MBA from New York University in 1991.
Effective July 21, 1995, the following information replaces that found in the section entitled "FMR and Its Affiliates," beginning on page P-34. Malcolm MacNaught has been portfolio manager of Precious Metals and Minerals since July 1981. He also manages Advisor Global Natural Resources, and he previously managed American Gold. Mr. MacNaught joined Fidelity in 1968.
The following information replaces the similar information found in the "Transaction Details" section beginning on page P-54.
FDC collects the proceeds from the fund's 3% sales charge and may pay a portion of them to securities dealers who have sold the fund's shares, or to others, including banks and other financial institutions (qualified recipients), under special arrangements in connection with FDC's sales activities. The sales charge paid to qualified recipients is 1.50% of the fund's offering price.
The following information replaces the similar information found in the section entitled "Exchange Restrictions," beginning on page P-55.
For cash management purposes, up to three business days may pass before exchange proceeds are paid from one Select fund to another, or to another Fidelity equity fund. Exchange proceeds are recorded in your shareholder account when the transaction occurs. Therefore, when you exchange from a stock fund to the money market fund, you will earn money market dividends immediately. When you exchange from the money market fund to a stock fund, you will not earn money market dividends during the three business-day period. This policy could increase the volatility of the money market fund's yield.
The following information replaces the similar information found in the "Waivers" section beginning on page P-56.
6. To shares purchased through Portfolio Advisory Services or Fidelity Charitable Advisory Services.